Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Smurfit WestRock Limited (the “Company”), does hereby certify that:

1.

The Quarterly Report on Form 10-Q for the period ended March 31, 2024 of Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

	By:	/s/ Anthony Smurfit
Date: June 7, 2024		Anthony Smurfit
President and Group Chief Executive Officer

	By:	/s/ Ken Bowles
Date: June 7, 2024		Ken Bowles
Executive Vice President and Group Chief Financial Officer